                                                                  EXHIBIT 10.4.3

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                        MASTER CREDIT FACILITY AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the "AMENDMENT") is made as of the 4th day of November, 2003, by and among (i) EACH OF THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THE MASTER AGREEMENT, each a Maryland general partnership (being collectively referred to as the "ORIGINAL OWNERS"), (ii) (a) THE TOWN AND COUNTRY TRUST, a Maryland real estate investment trust (the "REIT"), (b) THE TC OPERATING LIMITED PARTNERSHIP, a Maryland limited partnership ( "OPERATING PARTNERSHIP"), (c) THE TOWN AND COUNTRY HOLDING COMPANY, LLC, a Delaware limited liability company ("HOLDING COMPANY"), as the successor-in-interest to Town and Country Holding Corporation, a Delaware corporation ("REIT SUB") (d) THE TC PROPERTY COMPANY, a Maryland general partnership ("PROPERTY COMPANY") and (e) THE TOWN AND COUNTRY ORIOLE CORPORATION, a Delaware corporation ("TC-ORIOLE"), (f) THE TC-EXCALIBUR COMPANY, LLC, a Delaware limited liability company ("EXCALIBUR"), f/k/a Ivy Acquisitions LLC, a Delaware limited liability company, (g) THE TC-COURTS COMPANY, LLC, a Delaware limited liability company ("COURTS"), f/k/a Daisy Acquisitions LLC, a Delaware limited liability company, (h) THE TC-AVALON COMPANY, LLC, a Delaware limited liability company ("AVALON"), f/k/a Shamrock Acquisitions LLC, a Delaware limited liability company (Excalibur, Courts and Avalon being collectively referred to as the "GUARANTORS"), and (i) THE TC-LIONSGATE COMPANY, LLC, a Delaware limited liability company ("ADDITIONAL OWNER") (the REIT, Operating Partnership, Holding Company, Property Company, TC-Oriole, the Guarantors, Additional Owner, and each of the Original Owners being collectively referred to as "TC PARTIES" and individually referred to as a "TC PARTY"), (the Original Owners, the Guarantors, and Additional Owner are collectively referred to herein as "OWNERS"), and (iv) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation (the "LENDER"), and (v) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et seq. ("FANNIE MAE").

                                    RECITALS

         A. TC Parties (except Additional Owner) and Lender are parties to, or have joined into, that certain Amended and Restated Master Credit Facility Agreement, dated as of April 25, 2002, as amended by that certain First Amendment to Amended and Restated Master Credit Facility Agreement, dated as of April 16, 2003, and as amended by that certain Second Amendment to Amended and Restated Master Credit Facility Agreement, dated as of July 29, 2003 (as amended from time to time, the "MASTER AGREEMENT").

         B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of April 25, 2002 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement.

         C. Pursuant to that certain Second Reaffirmation and Joinder Agreement, dated as of even date herewith, Additional Owner has joined into the Master Agreement as an Owner thereunder, and Holding Company joined in and assumed all of REIT Sub's obligations thereunder.

         D. Pursuant to that certain letter from the REIT to the Lender dated September 25, 2003, and approved by the Lender and Fannie Mae, certain of the subsidiaries of the REIT were restructured resulting in REIT Sub's one percent (1%) general partnership interest in The TC Property Company and REIT Sub's one percent (1%) general partnership interest in each Original Owner being transferred to Holding Company.

         E. The parties are executing this Amendment pursuant to the Master Agreement to (i) reflect the release of two (2) Mortgaged Properties from the Collateral Pool, (ii) reflect the addition of one (1) property as a Mortgaged Property to the Collateral Pool as set forth below, and (iii) reflect certain other changes to the Master Agreement as further set forth herein.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

         SECTION 1. RELEASE OF MORTGAGED PROPERTIES. The following Mortgaged Properties are hereby released from the Collateral Pool: (i) Garden Wood (Baltimore County, Maryland), owned by The TC-Garden Wood Company, and (ii) Rolling Road (Baltimore County, Maryland), owned by The TC-Rolling Road Company.

         SECTION 2. RELEASE OF OWNERS. In connection with the aforementioned release, the Parties hereby acknowledge that The TC-Garden Wood Company and The TC-Rolling Road Company are each hereby released from the Loan Documents, including but not limited to their respective Base Notes and Payment Guaranties.

         SECTION 3. ADDITION OF MORTGAGED PROPERTY. The following property is hereby added to the Collateral Pool as an Additional Mortgaged Property:
Lionsgate (Fairfax County, VA) owned by Additional Owner.

         SECTION 4. OWNERSHIP INTERESTS AND ENTITY TYPES. Any references in any loan documents that refer to "partnership", "partners", and/or "partnership interests", and/or (ii) "corporation", "shareholders", "shares", or "corporate" and/or (iii) "ownership" shall be deemed to include "membership", "members" and/or "membership interests", as applicable.

         SECTION 5. REIT SUB TRANSFER OF INTERESTS TO HOLDING COMPANY. Holding Company acknowledges receipt of REIT Sub's one percent (1%) general partnership interest in the TC Property Company and the one percent (1%) general partnership interest in each Original Owner and agrees that all references to "REIT Sub" in the Loan Documents are hereby replaced with "Holding Company", provided that clause (d) of the definition of "change of control" is hereby deleted in its entirety and replaced with the following in lieu thereof:

         "(d) the date on which Operating Partnership shall for any reason whatsoever cease to own, directly or indirectly, 100% of the Ownership Interests of Holding Company,"

         SECTION  6. NOTICES. The definition of Notice Address set forth in
Article I of the Master Agreement is hereby amended by deleting the reference to Venable LLP and replacing it with the following:

                  with a copy to:

                         Venable LLP
                         575 7th Street, N.W.
                         Suite 1000
                         Washington, D.C. 20004
                         Attention: Lawrence H. Gesner, Esq.
                         Telecopy No. 202-344-8300

         SECTION 7. EXHIBIT A. Exhibits A-1 and A-2 to the Master Agreement are hereby deleted in their entirety and replaced with the Exhibit A-1 and Exhibit A-2 attached to this Amendment.

         SECTION 8. EXHIBIT JJ. Exhibit JJ to the Master Agreement, regarding the Replacement Reserve Payment Schedule, is hereby supplemented with Exhibit B attached to this Amendment.

         SECTION 9. EXHIBIT KK. Exhibit KK to the Master Agreement, regarding the Replacement Reserve Report, is hereby supplemented with Exhibit C attached to this Amendment

         SECTION 10. REFERENCES TO PROPERTIES. Any reference in any Loan Document that refers to thirty-five (35) properties shall hereinafter be deemed to refer to the thirty-three (33) properties listed on Exhibit A-1 to the Master Agreement.

         SECTION 11. REFERENCED TO OWNERS. Any reference in any Loan Documents that refers to thirty-five (35) Owners shall hereinafter be deemed to refer to the thirty-four (34) Owners listed on Exhibit A-1 to the Master Agreement.

         SECTION 12. CAPITALIZED TERMS. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

         SECTION 13. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement, including without limitation the nonrecourse obligations set forth in Article XXI, shall continue in full force and effect.

         SECTION 14. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         SECTION 15. APPLICABLE LAW. The provisions of Section 22.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

              [THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                            THE TC-WEST/GREENSVIEW COMPANY, a
                                            Maryland general partnership
                                            THE TC-EAST COMPANY, a Maryland
                                            general partnership
                                            THE TC-HARFORD COMPANY,a Maryland
                                            general partnership
                                            THE TC-HOLLOWS COMPANY, a Maryland
                                            general partnership
                                            THE TC-MONTGOMERY COMPANY, a
                                            Maryland general partnership
                                            THE TC-NORTH COMPANY, a Maryland
                                            general partnership
                                            THE TC-WOODMOOR COMPANY, a Maryland
                                            general partnership
                                            THE TC-RIDGE-VIEW COMPANY, a
                                            Maryland general partnership
                                            THE TC-SOUTH COMPANY, a Maryland
                                            general partnership
                                            THE TC-GARDEN WOOD COMPANY, a
                                            Maryland general partnership
                                            THE TC-HALLFIELD MANOR COMPANY, a
                                            Maryland general partnership
                                            THE TC-MONTPELIER COMPANY, a
                                            Maryland general partnership
                                            THE TC-NORTHEAST COMPANY, a
                                            Maryland general partnership
                                            THE TC-LAUREL COMPANY, a Maryland
                                            general partnership
                                            THE TC-ROLLING ROAD COMPANY, a
                                            Maryland general partnership
                                            THE TC-VERSAILLES COMPANY, a
                                            Maryland general partnership
                                            THE TC-FOX HAVEN COMPANY, a
                                            Maryland general partnership
                                            THE TC-CHARLESMONT COMPANY, a
                                            Maryland general partnership
                                            THE TC-FOX RUN COMPANY, a
                                            Maryland general partnership
                                            THE TC-STONEGATE COMPANY, a Maryland
                                            general partnership
                                            THE TC-UNIVERSITY HEIGHTS COMPANY, a
                                            Maryland general partnership
                                            THE TC-BARTON'S CROSSING COMPANY, a
                                            Maryland general partnership
                                            THE TC-GLEN COMPANY, a Maryland
                                            general partnership

                                     THE TC-MCNAIR FARMS COMPANY, a
                                     Maryland general partnership
                                     THE TC-CARLYLE STATION COMPANY, a
                                     Maryland general partnership
                                     THE TC-ALLENTOWN COMPANY, a Maryland
                                     general partnership
                                     THE TC-EMMAUS COMPANY, a Maryland
                                     general partnership
                                     THE TC-HANOVER COMPANY, a Maryland
                                     general partnership
                                     THE TC-HARRISBURG COMPANY, a Maryland
                                     general partnership
                                     THE TC-HARRISBURG-EAST COMPANY, a
                                     Maryland general partnership
                                     THE TC-LANCASTER WEST COMPANY, a
                                     Maryland general partnership
                                     THE TC-LANCASTER EAST COMPANY, a
                                     Maryland general partnership
                                     THE TC-YORK COMPANY, a Maryland
                                     general partnership
                                     THE TC-ROLLING HILLS COMPANY, a Maryland general partnership
                                     THE TC-CHRISTINA MILL COMPANY, a Maryland general partnership


                                     By:  The TC Property Company, a
                                          Maryland general partnership,
                                          in its capacity as general
                                          partner of, and on behalf of,
                                          each of the foregoing thirty-
                                          five (35) general partnerships

                                          By: The TC Operating  Limited
                                              Partnership,  a Maryland
                                              limited  partnership,  its
                                              general partner

                                              By: The Town and Country
                                                  Trust, a Maryland real
                                                  estate investment trust,
                                                  its general partner

                                                  By:___________________________
                                                     W. Daniel Brown
                                                     Senior Vice President-Human
                                                     Relations


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                    Additional Owner

                                    THE TC-LIONSGATE COMPANY, LLC, a
                                    Delaware limited liability company

                                    By: The TC Property Company, a
                                        Maryland general partnership,
                                        its managing member

                                        By: The TC Operating  Limited
                                            Partnership,  a Maryland
                                            limited  partnership,  its
                                            general partner

                                            By: The Town and Country
                                                Trust, a Maryland real
                                                estate investment trust,
                                                its general partner

                                                By:_____________________
                                                   W. Daniel Brown
                                                   Senior Vice President - Human
                                                   Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            REIT

                                            THE TOWN AND COUNTRY TRUST, A
                                            MARYLAND REAL ESTATE INVESTMENT
                                            TRUST

                                            By:_________________________________
                                               W. Daniel Brown
                                               Senior Vice President - Human
                                               Relations

                                            REIT Sub

                                            TOWN AND COUNTRY HOLDING
                                            CORPORATION, A DELAWARE CORPORATION

                                            By:_________________________________
                                               Daniel G. Berick, Secretary

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            Operating Partnership

                                            THE TC OPERATING LIMITED
                                            PARTNERSHIP, A MARYLAND LIMITED
                                            PARTNERSHIP

                                            By: The Town and Country Trust, a
                                                Maryland real estate investment
                                                trust, its general partner

                                                By:_____________________________
                                                   W. Daniel Brown
                                                   Senior Vice President -
                                                   Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            Holding Company

                                            THE TOWN AND COUNTRY HOLDING
                                            COMPANY, LLC, A DELAWARE LIMITED
                                            LIABILITY COMPANY

                                            By: The TC Operating Limited
                                                Partnership, a Maryland limited
                                                partnership, its sole member

                                                By: The Town and Country Trust,
                                                    a Maryland real estate
                                                    investment trust, its
                                                    general partner

                                                    By:_________________________
                                                       W. Daniel Brown
                                                       Senior Vice
                                                       President - Human
                                                       Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            Property Company

                                            THE TC PROPERTY COMPANY, A MARYLAND
                                            GENERAL PARTNERSHIP

                                            By: The TC Operating Limited
                                                Partnership, a Maryland limited
                                                partnership, its general partner

                                                By: The Town and Country Trust,
                                                    a Maryland real estate
                                                    investment trust, its
                                                    general partner

                                                    By:_________________________
                                                       W. Daniel Brown
                                                       Senior Vice President -
                                                       Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            TC-Oriole

                                            THE TOWN AND COUNTRY ORIOLE
                                            CORPORATION, A DELAWARE CORPORATION

                                            By:_________________________________
                                               Daniel G. Berick, Secretary

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            EXCALIBUR

                                            THE TC-EXCALIBUR COMPANY, LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY,
                                            F/K/A IVY ACQUISITIONS LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY

                                            By: The TC-Fox Haven Company, a
                                                Maryland general Partner, its
                                                sole member

                                                By: The TC Property Company, a
                                                    Maryland general partnership
                                                    , its general partner

                                                    By: The TC Operating Limited
                                                        Partnership,  a Maryland
                                                        limited  partnership,
                                                        its general partner

                                                        By: The Town and Country
                                                            Trust, a Maryland
                                                            real  estate
                                                            investment trust,
                                                            its general partner

                                                            By:_________________
                                                               W. Daniel Brown
                                                               Senior Vice
                                                               President - Human
                                                               Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            COURTS

                                            THE TC-COURTS COMPANY, LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY,
                                            F/K/A DAISY ACQUISITIONS LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY

                                            By: The TC-Charlesmont Company, a
                                                Maryland general Partner, its
                                                sole member

                                                By: The TC Property Company, a
                                                    Maryland general partnership
                                                    , its general partner

                                                    By: The TC Operating Limited
                                                        Partnership, a Maryland
                                                        limited  partnership,
                                                        its general partner

                                                        By: The Town and Country
                                                            Trust, a Maryland
                                                            real  estate
                                                            investment trust,
                                                            its general partner

                                                            By: ________________
                                                                W. Daniel Brown
                                                                Senior Vice
                                                                President -
                                                                Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            AVALON

                                            THE TC-AVALON COMPANY, LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY,
                                            F/K/A SHAMROCK ACQUISITIONS LLC, A
                                            DELAWARE LIMITED LIABILITY COMPANY

                                            By: The TC-Woodmoor Company, a
                                                Maryland general Partner, its
                                                sole member

                                                By: The TC Property Company, a
                                                    Maryland general partnership
                                                    , its general partner

                                                    By: The TC Operating Limited
                                                        Partnership,  a Maryland
                                                        limited  partnership,
                                                        its general partner

                                                        By: The Town and Country
                                                            Trust, a Maryland
                                                            real  estate
                                                            investment trust,
                                                            its general partner


                                                            By:_________________
                                                               W. Daniel Brown
                                                               Senior Vice
                                                               President - Human
                                                               Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            Lender

                                            PRUDENTIAL  MULTIFAMILY  MORTGAGE,
                                            INC., A DELAWARE  CORPORATION,
                                            SUCCESSOR TO WASHINGTON
                                            MORTGAGE FINANCIAL GROUP, LTD.

                                            By:_________________________________
                                               Name:  Sharon D. Singleton
                                               Title: Vice President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                            FANNIE MAE, A FEDERALLY-CHARTERED
                                            AND STOCKHOLDER-OWNED CORPORATION
                                            ORGANIZED AND EXISTING UNDER THE
                                            FEDERAL NATIONAL MORTGAGE
                                            ASSOCIATION CHARTER ACT, SECTION 12
                                            U.S.C. 1716, ET SEQ.

                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________

                                  EXHIBIT A-1

                               SCHEDULE OF OWNERS

                              ASSET
         OWNER                NUMBER     PROPERTY NAME          PROPERTY ADDRESS
-------------------------     ------   -----------------    --------------------
The TC-West/Greensview         M-1     Greensview West      9090-C Town & Country
Company                                                     Boulevard
                                                            Howard County
                                                            Ellicott City, MD 21043

The TC-East Company            M-2     Bowley's Quarters    3719-B White Pine Road
                                                            Baltimore County
                                                            Baltimore, MD 21220

The TC-Harford Company         M-3     Harford              9150 Parkland Road
                                                            Baltimore County
                                                            Baltimore, MD 21234

The TC-Hollows Company         M-4     Hollows              7930-B Silverleaf Court
                                                            Anne Arundel County
                                                            Glen Burnie, MD 21061

The TC-Montgomery              M-5     Montgomery Knolls    169-D Watkins Mill Road
Company                                                     Montgomery County
                                                            Gaithersburg, MD 20879

The TC-North Company           M-6     Cockeysville         10337 Society Park Drive
                                                            Baltimore County
                                                            Cockeysville, MD 21030

The TC-Avalon Company,                 Courts at Avalon     9000 Iron Horse Lane,
LLC (100% Membership                   (39% tenancy-in-     Baltimore County,
interest owned by The TC-              common interest)     Baltimore, MD 21208
Woodmoor Company)

The TC-Ridge-View              M-8     Ridge View           109-F Aspinwood Way
Company                                                     Baltimore County
                                                            Baltimore, MD 21237

The TC-South Company           M-9     Woodhill             215-D Woodhill Drive
                                                            Anne Arundel County
                                                            Glen Burnie, MD 21061

The TC-Hallfield Manor         M-11    Hallfield            8517-A Heathrow Court
Company                                                     Baltimore County
                                                            Baltimore, MD 21236

The TC-Montpelier              M-12    Willow Lake          13005 Old Stage Coach Road
Company                                                     #1518
                                                            Prince George's County
                                                            Laurel, MD 20708

The TC-Northeast Company       M-13    Rossville            7422 Brushfield Road
                                                            Baltimore County

                                                                Baltimore, MD 21237
The TC-Laurel Company         M-14       Tall Oaks              3519 Leslie Way
                                                                #101
                                                                Anne Arundel County
                                                                Laurel, MD 20724
The TC-Versailles             M-16       Versailles             111 Versailles Circle
Company                                                         Baltimore County
                                                                Baltimore, MD 21204
The TC-Excalibur                         Excalibur              9050 Iron Horse Lane,
Company, LLC (100%                                              Baltimore County,
Membership interest owned                                       Baltimore, MD 21208
by The TC-Fox Haven
Company)

The TC-Courts Company,                   Courts at Avalon       9000 Iron Horse Lane,
LLC (100% Membership                     (61% tenancy-in-       Baltimore County,
interest owned by The TC-                common interest)       Baltimore, MD 21208
Charlesmont Company)

The TC-Fox Run Company        M-19       Fox Run                2 Observation Court
                                                                Montgomery County
                                                                Germantown, MD 20876
The TC-Stonegate Company      M-20       Stonegate              4301 Stonegate Boulevard
                                                                Cecil County
                                                                Elkton, MD 21921
The TC-University Heights     V-1        University Heights     20300 River Ridge Terrace
Company                                                         Loudoun County
                                                                Ashburn, Virginia 20147
The TC-Barton's Crossing      V-2        Barton's Crossing      205 Century Place
Company                                                         Fairfax County
                                                                Alexandria, VA 22304
The TC-Glen Company           V-3        The Glen               90 Heritage Way N.E.
                                                                Loudoun County
                                                                Leesburg, VA 20176
The TC-McNair Farms           V-4        McNair Farms           2511 Farmcrest Drive
Company                                                         Fairfax County
                                                                Herndon, VA 22070
The TC-Carlyle Station        V-5        Carlyle Station        10519 Lariat Lane
Company                                                         Prince William County
                                                                Manassas, VA 20109
The TC-Allentown              P-1        Hidden Village         1943-E Pinehurst Court
Company                                                         Lehigh County
                                                                Allentown, PA 18103
The TC-Emmaus Company         P-2        Colonial Crest-        102 North Tenth Street
                                         Emmaus                 Lehigh County
                                                                Emmaus, PA 18049
The TC-Hanover Company        P-3        Hanover                203-E West Clearview Road
                                                                York County

                                                      Hanover, PA 17331

The TC-Lancaster West        P-6    Lancaster West    190 Colonial Crest Drive
Company                                               Lancaster County
                                                      Lancaster, PA 17601
The TC-Lancaster East        P-7    Lancaster East    77 Foal Court
Company                                               Lancaster County
                                                      Lancaster, PA 17602
The TC-York Company          P-8    York              2000 Maplewood Drive
                                                      York County
                                                      York, PA 17403
The TC-Rolling Hills         P-9    Rolling Hills     1701 Taxville Road
Company                                               #3-D
                                                      York County
                                                      York, PA 17404
The TC-Harrisburg East       F-4    Heron's Run       175 Heron's Run Drive
Company                                               Sarasota, FL 34232-1740

The TC-Harrisburg            F-6    Gardens East      2750 Rio Vista Boulevard
Company                                               Gardens, FL 33410

The TC-Christina Mill        D-1    Christina Mill    100 Christina Mill Drive
Company                                               New Castle County
                                                      Newark, DE 19711
The TC-Lionsgate             V-6    Lionsgate         13690 Legacy Circle
Company, LLC                                          Herndon, VA 20171

                                   EXHIBIT A-2

                       SCHEDULE OF INDEBTEDNESS OF OWNERS

ASSET NUMBER           PROPERTY NAME              NEW FIRST DEBT
------------    -----------------------------     --------------
    M-1         Greensview West                       32,687,872
    M-2         Bowley's Quarters                      8,691,648
    M-3         Harford                                7,398,016
    M-4         Hollows                                7,229,584
    M-5         Mongtomery Knolls                      5,058,528
    M-6         Cockeysville                          12,429,168
    M-8         Ridge View                             5,381,936
    M-9         Woodhill                               6,602,488
    M-11        Hallfield                              1,535,376
    M-12        Willow Lake                           10,233,056
    M-13        Rossville                             14,455,688
    M-14        Tall Oaks                              8,718,328
    M-16        Versailles                             7,009,880
    M-19        Fox Run                                  500,000
    M-20        Stonegate                             10,992,640
    V-1         University Heights                       500,000
    V-2         Barton's Crossing                     25,250,000
    V-3         The Glen                                 500,000
    V-4         McNair Farms                             500,000
    V-5         Carlyle Station                       15,101,196
    P-1         Hidden Village                         5,416,504
    P-2         Colonial Crest-Emmaus                  8,076,616
    P-3         Hanover                                3,837,280
    P-6         Lancaster West                         8,321,608
    P-7         Lancaster East                         5,431,584
    P-8         York                                   8,047,384
    P-9         Rolling Hills                          4,750,000
    F-4         Heron's Run                            7,747,640
    F-6         Gardens East                          12,348,644
    D-1         Christina Mill                         8,906,164(1)
                Excalibur                              8,397,240
                Courts at Avalon                      17,372,624
    V-6         Lionsgate at President's Park         19,571,288(2)
                                                  --------------
Property Co.                                           1,000,000
(Fixed)
                                                  --------------
Property Co.                                         139,000,000
(Revolver)
                                                  --------------

------------------------------

1. D-1, M-20 and V-5 have a joint and several obligation of $35,000,000 which will remain a joint and several obligation. For purposes of allocating debt, however, the $35,000,000 has been allocated pro rata over the three properties based on their appraised values (D-1:
         $13,830,000; M-20: $17,070,000; V-5: $23,450,000).

2. V-6 has assumed each of the Base Notes made by The TC Garden Wood Company in the amount of ($11,080,320) and the TC Rolling Road Company in the amount of ($8,490,968).

                                    EXHIBIT B

                             SUPPLEMENTAL EXHIBIT JJ

                          [INSERT LIONSGATE RESERVES]

                                    EXHIBIT C

                             SUPPLEMENTAL EXHIBIT KK

LIONSGATE
------------
                     SITE
Patching,crack sealing, sealing and striping
Repair concrete sidewalks                               $ 2,500
               ARCHITECTURAL
Repair damaged siding                                   $ 1,000
            MECHANICAL/ELECTRICAL
Water heater replacement
HVAC condeser replacement

               DWELLING UNITS
Carpet Replacement
Vinyl Replacement
Refrigerator Replacement
Stove Replacement
Dishwasher Replacement
Washer/Dryer Replacement
               ADA COMPLIANCE
Other (do not delete this row -- add rows
above))
                                                        -------
IMMEDIATE REPAIRS                                       $ 3,500
                                               ----     -------
IMMED. REPAIRS ESCROW                          150%     $ 5,250 (WAIVED)
                                               ----     ----------------

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